                           AMENDMENT OF LOAN AGREEMENT


         THIS AMENDMENT OF LOAN AGREEMENT (this "Amendment") is made as of this 3rd day of September, 2002, by and among CSS INDUSTRIES, INC. (the "Borrower"), the lenders from time to time parties to the Loan Agreement defined below (the "Lenders"), and PNC BANK, NATIONAL ASSOCIATION, as Administrative Agent (the "Agent") for the Lenders.

                                   Background:

         A. The Agent, the Lenders and the Borrower entered into a Loan Agreement dated as of April 30, 2001 (as heretofore modified and amended, the "Loan Agreement"), pursuant to which the Lenders agreed to make Advances from time to time to the Borrower.

         B. The Borrower intends to acquire Crystal Creative Products, Inc. in a transaction that would constitute a "Permitted Acquisition" under the Loan Agreement. In connection therewith the Borrower wants to be able to borrow up to an additional $50,000,000 under the Loan Agreement from an increase in the Available Commitment which would be provided initially by PNC and which in turn would be reduced by an amount equal to the proceeds of a proposed private placement to be arranged with other institutional lenders. Accordingly, the Borrower has requested an increase in the Available Commitment from $100,000,000 to $150,000,000 on the terms and conditions set forth herein.

         C. As a result of the proposed increase in the Borrower's indebtedness and other accounting changes, the Borrower has also requested and the Agent and the Lenders have agreed to amend certain of the financial and other covenants in the Loan Agreement, all on the terms and subject to the conditions set forth herein.

         NOW, THEREFORE, in consideration of the foregoing and for good and valuable consideration, the legality and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

     1. Definitions. Capitalized terms used herein, including in the foregoing recitals, and not otherwise defined herein shall have the meanings assigned to them in the Loan Agreement.

     2. Amendments to Loan Agreement. The Loan Agreement is hereby amended effective as of September 3, 2002 (the "Effective Date") as follows:

     (a) The definition of "Available Commitment" in Section 1.1 is amended and restated to read in full as follows:

         ""Available Commitment": $100,000,000 as the same may be increased or reduced pursuant to the terms of this Agreement."

     (b) The definition of "Consolidated EBITDA" in Section 1.1 is amended and restated to read in full as follows:



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         ""Consolidated EBITDA": For any Person, for any period, the difference between (a) the sum of the amounts for such period of (i) Consolidated Net Income, plus (ii) Consolidated Tax Expense, plus (iii) Consolidated Interest Expense, plus (iv) Consolidated Amortization Expense, plus (v) Consolidated Depreciation Expense, plus (vi) all non-cash charges resulting from the application of Financial Accounting Standard No. 142 (with respect to clauses (ii) through (vi) of this definition, to the extent such amounts were deducted in computing Consolidated Net Income) and (b) the amounts for such period of after-tax net gains on sales of fixed assets and other after-tax extraordinary gains to the extent included in Consolidated Net Income, excluding sales in the ordinary course of business not to exceed $300,000 in the aggregate for any fiscal year, all as determined on a consolidated basis for such Person and its consolidated Subsidiaries."

     (c) The following additional definitions are added to Section 1.1 in the appropriate alphabetical order:

         ""Proposed Acquisition": The acquisition by the Borrower, directly or indirectly, of all of the stock or substantially all of the assets of the entity referred to in Schedule I attached hereto.

         "Private Placement": The private placement of up to $50,000,000 principal amount of debt securities by the Borrower with institutional lenders other than the Lenders made in connection with the Proposed Acquisition."

     (d) Section 2.3(b) is hereby amended and restated to read in full as follows:

         "(b)(i) The Borrower may at any time during the term of this Agreement, subject to clause (d) of this Section 2.3, request a one-time increase in the Available Commitment by sending a written notice thereof to the Administrative Agent. Such notice shall specify the total amount of the increase requested by the Borrower, which amount shall not exceed $50,000,000 (the amount so requested being the "Available Commitment Increase"). PNC shall have the sole right to increase its Pro Rata Share by the amount of the Available Commitment Increase, which increase (subject to compliance with the conditions of the first sentence of this clause (i)) shall become effective at such time as PNC, the Administrative Agent and the Borrower shall agree. The Administrative Agent shall notify each Lender of the date the Available Commitment Increase becomes effective. Inasmuch as it is contemplated that the Available Commitment Increase will be temporary and so as to avoid interim adjustments to each Lender's pro rata portions of outstanding Advances, until the earlier of (A) the 90th day following an increase in the Available Commitment pursuant to this clause (i) and
         (B) the date the Available Commitment is reduced as provided in clause
         (ii) of this Section 2.3(b) (the "Interim Period"), notwithstanding any other provisions of this Agreement, the Pro Rata Shares and Pro Rata Percentages of the Lenders shall not change as they are applied to Advances of any kind hereunder up to an aggregate of $100,000,000 and each Lender including PNC shall be obligated to make or participate in

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         and be entitled to repayment and other rights in respect of all such
         Advances based on its current Pro Rata Share and Pro Rata Percentage otherwise in effect at such time. Any Advances in excess of an aggregate of $100,000,000 shall be made solely from the increase in PNC's Pro Rata Share resulting from the Available Commitment Increase and PNC shall correspondingly have 100% of the entitlements to repayment and other rights in respect of such Advances. Similarly, during the Interim Period, Available Commitment Fees shall be calculated separately in respect of the existing $100,000,000 Available Credit for the pro rata benefit of all Lenders based on the Pro Rata Percentages of the Lenders otherwise in effect at such time, and in respect of the amount of the Available Commitment Increase for the sole benefit of PNC. However, during the Interim Period, Majority Lenders shall be determined based on the actual Pro Rata Shares of each Lender (including and giving effect to the increase in PNC's Pro Rata Share resulting from the Available Commitment Increase). At the expiration of the Interim Period, if the Available Commitment has not been reduced as provided in clause (ii) of this Section 2.3(b), then the Pro Rata Shares and Pro Rata Percentages shall be adjusted for all purposes to give effect to the Available Commitment Increase and the Administrative Agent shall prepare and deliver to each Lender a substitute Annex I to this Agreement setting forth the Pro Rata Shares and Pro Rata Percentages of the Lenders as so adjusted and shall coordinate with the Lenders the adjustment among the Lenders of all outstanding Advances in a manner consistent with the Pro Rata Percentages as so adjusted and none of the limitations or special provisions hereunder applicable during the Interim Period shall thereafter apply.

         (ii) If the Available Commitment is increased pursuant to clause (i) of this Section 2.3(b), at the time the Borrower closes the Private Placement, the Available Commitment shall be permanently reduced by an amount equal to the lesser of (x) the amount of the proceeds of the Private Placement and (y) the amount by which the Available Commitment was increased pursuant to clause (i) of this Section 2.3(b) and, if the proceeds of the Private Placement are less than the amount referred to in clause (y) above, the Available Commitment may, at the Borrower's option, also be reduced at such time by an additional amount up to the amount of such difference, and the Borrower shall make any prepayments of Advances to the extent required by the terms of Section 2.11(a) as a result of such reduction. Notwithstanding any other provision of this Agreement regarding the application of any reduction in the Available Commitment on a pro rata basis to each Lender's Pro Rata Share, any reduction of the Available Commitment pursuant to the foregoing provisions of this clause (ii) shall be applied solely to reduce the Available Commitment of PNC. At the time of any such reduction of the Available Commitment, the Administrative Agent shall notify each Lender thereof and, if necessary, prepare and deliver to each Lender a substitute Annex I to this Agreement setting forth the Pro Rata Shares and Pro Rata Percentages of the Lenders as adjusted to give effect to such reduction, and coordinate with the Lenders the adjustment among the Lenders of all outstanding Advances in a manner consistent with the Pro Rata Percentages as so adjusted.

         (iii) The Borrower shall deliver to PNC such replacement Revolving Credit Notes as may be necessary from time to time to reflect any increases or decreases in its Pro Rata Share of the Available Commitment pursuant to this Section 2.3(b)."

     (e) Section 6.11 is amended and restated in full as follows:

         "6.11 Indebtedness. The Borrower shall not, nor shall it cause or permit any of the Guarantors to (a) make any prepayments of any nature whatsoever (or deposit money or other Property for the purpose thereof) on any existing or future long-term Indebtedness to any Person except the conversion of Indebtedness to equity so long as the entire amount of the portion of the Indebtedness so prepaid is so converted or (b) hereafter incur or be or become liable for Indebtedness except for (i) Indebtedness to the Lenders pursuant to this Agreement, (ii) purchase money financing supported by Liens permitted pursuant to Sections 6.3(a)(3) or 6.3(a)(5) above and Indebtedness secured by the existing Liens described in Section 6.3(a)(4), (iii) Indebtedness permitted under Section 6.4(b), (iv) Indebtedness under the notes issued in connection with the Private Placement in a principal amount not exceeding the lesser of (A) $50,000,000, and (B) the amount by which $150,000,000 exceeds the Available Commitment at such time and (v) additional Indebtedness in an aggregate principal amount, together with all obligations described in Section 6.5(f) herein, not exceeding $20,000,000 at any one time outstanding."

     (f) Section 7.3 is amended and restated to read in full as follows:

         "7.3 Ratio of Consolidated Funded Debt to Consolidated Capitalization The Borrower shall have and maintain at all times from and after the Closing Date a ratio of Consolidated Funded Debt to Consolidated Capitalization equal to or less than .50 to 1, except for the fiscal quarters ending September 30, 2002 and December 31, 2002 when such ratio shall be equal to or less than .60 to 1."

     3. Amendment to the Loan Documents. All references to the Loan Agreement in the Loan Documents shall be deemed to refer to the Loan Agreement as amended hereby.

     4. Ratification of the Loan Documents. Notwithstanding anything to the contrary herein contained or any claims of the parties to the contrary, the Agent, the Lenders and the Borrower agree that the Loan Documents are in full force and effect and each such document shall remain in full force and effect, as amended by this Amendment and the Borrower hereby ratifies and confirms its obligations thereunder.

     5. Representations and Warranties.

     (a) The Borrower hereby certifies that after giving effect to this Amendment, (i) the representations and warranties of the Borrower in the Loan Agreement are true and correct in all material respects as if made on the date hereof and (ii) no Event of Default and no event which could become an Event of Default with the passage of time or the giving of notice, or both, under the Loan Agreement or the other Loan Documents exists on the date hereof.

     (b) The Borrower further represents that the Borrower has all the requisite power and authority to enter into and to perform its obligations under this Amendment, and that the execution, delivery and performance of this Amendment have been duly authorized by all requisite action and will not violate or constitute a default under any provision of any applicable law, rule, regulation, order, writ, judgment, injunction, decree, determination or award presently in effect or of the Certificate of Incorporation, by-laws or other organizational documents of the Borrower, or of any indenture, note, loan or loan agreement, license or any other agreement, lease or instrument to which the Borrower is a party or by which the Borrower or any of its properties are bound.

     (c) The Borrower also further represents that its obligations to repay the Advances, together with all interest accrued thereon, are absolute and unconditional, and there exists no right of set off or recoupment, counterclaim or defense of any nature whatsoever to payment of the Advances.

     (d) The Borrower also further represents that there have been no changes to the Certificate of Incorporation, by-laws or other organizational documents of the Borrower since the most recent date true and correct copies thereof were delivered to the Agent.

     6. Conditions Precedent. The amendments set forth herein shall be effective as of the Effective Date upon the fulfillment, to the satisfaction of the Agent and its counsel, of the following conditions precedent:

     (a) The Borrower shall have delivered to the Agent the following, all of which shall be in form and substance satisfactory to the Agent and shall be duly completed and executed:

     (i) counterparts of this Amendment executed by the Borrower, the Lenders and the Guarantors;

     (ii) copies, certified by the Secretary or an Assistant Secretary of the Borrower of resolutions of the board of directors of the Borrower in effect on the date hereof authorizing the execution, delivery and performance of this Amendment and the other documents and transactions contemplated hereby; and

     (iii) such additional documents, certificates and information as the Agent may reasonably request.

     (b) After giving effect to this Amendment, the representations and warranties set forth in the Loan Agreement shall be true and correct on and as of the date hereof.

     (c) After giving effect to this Amendment, no Event of Default, and no event which, with the passage of time or the giving of notice, or both, would become such an Event of Default shall have occurred and be continuing as of the date hereof.

     (d) The Borrower shall have paid to the Agent for the pro rata benefit of each Lender (based on the current Pro Rata Percentages) an amendment fee of $30,000.

     7. Miscellaneous

     (a) To induce the Agent and the Lenders to enter into this Amendment, the Borrower waives and releases and forever discharges the Agent and the Lenders and their respective officers, directors, attorneys, agents, and employees from any liability, damage, claim, loss or expense of any kind of which it has knowledge as of the date hereof against any of them arising out of or relating to the Loan Documents. The Borrower further agrees to indemnify and hold the Agent, the Lenders and their respective officers, directors, attorneys, agents and employees (collectively, the "Indemnitees") harmless from any loss, damage, judgment, liability or expense (including reasonable attorneys' fees), other than any such loss, damage judgment, liability or expense caused by the Indemnitee's own willful misconduct or gross negligence, suffered by or rendered against any of them on account of any claims arising out of or relating to the Loan Documents. The Borrower further states that it has carefully read the foregoing release and indemnity, knows the contents thereof and grants the same as its own free act and deed.

     (b) All terms, conditions, provisions and covenants in the Loan Documents and all other documents delivered to the Agent in connection therewith shall remain unaltered and in full force and effect except as modified or amended hereby. To the extent that any term or provision of this Amendment is or may be deemed expressly inconsistent with any term or provision in any Loan Document or any other document executed in connection therewith, the terms and provisions hereof shall control.

     (c) This Amendment constitutes the entire agreement of the parties with respect to the subject matter hereof and supersedes all prior and contemporaneous understandings and agreements.

     (d) In the event any provisions of this Amendment shall be held invalid or unenforceable by any court of competent jurisdiction, such holding shall not invalidate or render unenforceable any other provision hereof.

     (e) This Amendment shall be governed by and construed according to the laws of the Commonwealth of Pennsylvania.

     (f) This Agreement shall inure to the benefit of, and be binding upon, the parties hereto and their respective successors and assigns and may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     (g) The headings used in this Agreement are for convenience of reference only, do not form a part of this Amendment and shall not affect in any way the meaning or interpretation of this Amendment.

     The Borrower expressly ratifies and confirms the waiver of jury trial provisions contained in the Loan Documents.

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first above written.


                                       CSS INDUSTRIES, INC.


                                       By: __________________________________
                                       Name: ________________________________
                                       Title: _______________________________


                                       PNC BANK, NATIONAL ASSOCIATION,
                                       as a Lender, as Swing Line Lender, as
                                       Fronting Lender and as Administrative
                                       Agent


                                       By: __________________________________
                                       Name: ________________________________
                                       Title: _______________________________


                                       WACHOVIA BANK, NATIONAL ASSOCIATION,
                                       as a Lender


                                       By: __________________________________
                                       Name: ________________________________
                                       Title: _______________________________


                                       FLEET NATIONAL BANK, as a Lender


                                       By: __________________________________
                                       Name: ________________________________
                                       Title: _______________________________

                                       CITIZENS BANK OF PENNSYLVANIA, as a
                                       Lender


                                       By: __________________________________
                                       Name: ________________________________
                                       Title: _______________________________


                                       UNION PLANTERS BANK, as a Lender


                                       By: __________________________________
                                       Name: ________________________________
                                       Title: _______________________________

                          ACKNOWLEDGMENT AND AGREEMENT


         Each of the undersigned hereby acknowledges the provisions of the foregoing Amendment of Loan Agreement (the "Amendment") and confirms and agrees that its obligations under its Guaranty Agreement in favor of the Lenders referred to in the Amendment shall be unimpaired by the Amendment and are hereby ratified and confirmed in all respects in respect of the Obligations of CSS Industries, Inc. under the Loan Agreement, as amended.

                                       THE PAPER MAGIC GROUP, INC.


                                       By: __________________________________
                                       Name: ________________________________
                                       Title: _______________________________

                                       BERWICK DELAWARE, INC.


                                       By: __________________________________
                                       Name: ________________________________
                                       Title: _______________________________

                                       BERWICK OFFRAY LLC (formerly Berwick
                                       Industries LLC)


                                       By: __________________________________
                                       Name: ________________________________
                                       Title: _______________________________

                                       CLEO INC.


                                       By: __________________________________
                                       Name: ________________________________
                                       Title: _______________________________

                                       CLEO DELAWARE, INC.


                                       By: __________________________________
                                       Name: ________________________________
                                       Title: _______________________________

                                       PHILADELPHIA INDUSTRIES, INC.


                                       By: __________________________________
                                       Name: ________________________________
                                       Title: _______________________________

                                       LLM HOLDINGS, INC.


                                       By: __________________________________
                                       Name: ________________________________
                                       Title: _______________________________

                                       THE PAPER MAGIC GROUP, INC.
                                       (a Delaware corporation)


                                       By: __________________________________
                                       Name: ________________________________
                                       Title: _______________________________

                                       DON POST STUDIOS, INC.


                                       By: __________________________________
                                       Name: ________________________________
                                       Title: _______________________________

                                       LION RIBBON COMPANY, INC. (formerly
                                       Daylight Acquisition Corp.)


                                       By: __________________________________
                                       Name: ________________________________
                                       Title: _______________________________

                                       THE PAPER MAGIC GROUP (HONG KONG) LTD.


                                       By: __________________________________
                                       Name: ________________________________
                                       Title: _______________________________

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                                   Schedule I
                                   ----------

Crystal Creative Products, Inc.



















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